                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 1998




                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1998-8
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    01-08916
          Delaware            (333-49933/333-63265)             41-1807858
----------------------------       -----------                -------------
(State or other jurisdiction       (Commission                (IRS employer
      of incorporation)            file number)             identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.             Changes in Control of Registrant.
                    ---------------------------------

                    Not applicable.

Item 2.             Acquisition or Disposition of Assets.
                    -------------------------------------

                    Not applicable.

Item 3.             Bankruptcy or Receivership.
                    ---------------------------

                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant.
                    ----------------------------------------------

                    Not applicable.

Item 5.             Other Events.
                    -------------
                    On December 21, 1998, the Registrant transferred $174,160,747 of manufactured housing installment sale contracts and installment loan agreements (the "Subsequent Contracts") to the trust formed in connection with the $1,350,000,000 (approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-8 (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated October 1, 1998. Filed herewith as Exhibit 99.1 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

Item 6.             Resignations of Registrant's Directors.
                    ---------------------------------------

                    Not applicable.

Item 7.             Financial Statements and Exhibits.
                    ----------------------------------

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.

                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.             Description
        -----------             -----------
          99.1                  Information regarding $174,160,747 of Subsequent
                                Contracts to be transferred to the trust formed in connection with the $1,350,000,000
                                (Approximate) Manufactured Housing Contract
                                Senior/Subordinate Pass-Through Certificates,
                                Series 1998-8 on December 21, 1998.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION



                                By: /s/ Joel H. Gottesman
                                    -----------------------------
                                    Joel H. Gottesman
                                    Senior Vice President, General Counsel
                                    and Secretary

                                INDEX TO EXHIBITS




Exhibit Number                                                                        Page
--------------                                                                        ----

    99.1       Information regarding $174,160,747 of Subsequent Contracts to be   Electronically
               transferred to the trust formed in connection with the                 Filed
               $1,350,000,000 (Approximate) Manufactured Housing Contract
               Senior/Subordinate Pass-Through Certificates, Series 1998-8 on
               December 21, 1998.